Exhibit 10.2
AMENDMENT NO. 1
TO
FIVE-YEAR CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is made as of August 2, 2024, by and among ARIZONA PUBLIC SERVICE COMPANY (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), and BARCLAYS BANK PLC (“Barclays”), as Agent (the “Agent”), under that certain Five-Year Credit Agreement, dated as of April 10, 2023, by and among the Borrower, the lenders from time to time parties thereto and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and
WHEREAS, the Borrower hereby requests pursuant to Section 2.21 of the Credit Agreement that each Lender extend such Lender’s Termination Date to the date that is one year after the Termination Date currently in effect for such Lender (such request, the “Extension Request” and the resulting extension, the “Specified Extension”); and
WHEREAS, the Borrower has submitted the Extension Request to the Agent outside of the time period specified in Section 2.21 of the Credit Agreement and accordingly requests that each Lender consent to waive (i) such timing requirements with respect to the Extension Request, (ii) the receipt by such Lender of a separate notice from the Agent with respect to the Extension Request (with delivery of a draft of this Amendment constituting notice of the Extension Request), and (iii) the ten (10) Business Day notice period specified in Section 2.21 of the Credit Agreement for each Lender to respond to any request for extension (the collective waiver of the requirements described in each of the preceding clauses (i) through (iii), the “Specified Consent”); and
WHEREAS, the Borrower has requested that, subject to the approval by the Required Lenders of the Specified Extension, the Agent and the Lenders constituting Required Lenders agree to make certain other modifications to the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Agent and the requisite number of Lenders as specified herein have agreed to grant the Specified Extension and the Specified Consent, and to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
1.Extension. Subject to satisfaction of the conditions precedent set forth in Section 3 below, each Lender signatory hereto, acting in its sole and individual discretion, hereby grants the Specified Extension and the Specified Consent, and accordingly, to the extent that Lenders constituting Required Lenders shall have granted the Specified Extension, the Termination Date for each such

Lender signatory hereto is hereby extended to April 10, 2029 in accordance with Section 2.21 of the Credit Agreement. For the avoidance of doubt, the Specified Extension shall constitute the exercise of one of the permitted extensions of the Termination Date pursuant to Section 2.21 of the Credit Agreement.
2.Amendments to the Credit Agreement. Effective as of August 2, 2024 (the “Amendment Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
2.1.The definition of “Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “April 10, 2028” therein and to substitute “April 10, 2029” therefor.
2.2.Section 1.01 of the Credit Agreement is amended to add the following new definitions in their appropriate alphabetical order therein:
“ “Proposed 2028 Targets” has the meaning specified in Section 1.06(g).”
“ “Sustainability Linked Cessation” has the meaning specified in Section 1.06(g).”
2.3.Section 1.06 of the Credit Agreement is further amended to add the following new clause (g) immediately after existing clause (f) thereof:
“(g)    As soon as available and in any event no later than December 31, 2027, the Borrower may deliver an updated Sustainability Table to the Agent (and the Agent shall promptly provide a copy to each Lender) identifying a proposed Carbon Intensity Target (Maximum), Carbon Intensity Target (Minimum), OSHA Incident Target (Maximum) and OSHA Incident Target (Minimum) for the 2028 Reference Year (collectively, the “Proposed 2028 Targets”) (and, for the avoidance of doubt, with no other changes to the Sustainability Table currently in effect). To the extent that Lenders constituting Required Lenders approve the Proposed 2028 Targets by written confirmation to the Agent no later than January 31, 2028, the Sustainability Table shall be modified as of such date to include the Proposed 2028 Targets for the 2028 Reference Year. To the extent that the Required Lenders do not approve the Proposed 2028 Targets (or to the extent that the Borrower elects not to deliver an updated Sustainability Table pursuant to this Section 1.06(g)), then as of April 29, 2029 (to the extent the latest Termination Date shall not have occurred prior to such date) and thereafter no Sustainability Margin Adjustment shall be made to any Applicable Rate under this Agreement and no party to this Agreement shall make any public or private representations or description of the credit facility described in this Agreement as a sustainability-linked loan (such result, the “Sustainability-Linked Cessation”). For the avoidance of doubt, the Borrower shall not be required to deliver an updated Sustainability Table or to identify Proposed 2028 Targets (and any failure to do so shall not constitute a Default or Event of Default but shall result in the Sustainability-Linked Cessation as described in the immediately preceding sentence).”
3.Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date upon the Agent’s receipt of:
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3.1.duly executed counterparts of the signature pages hereof by each of the Borrower, the Required Lenders and the Agent;
3.2.a certificate from the Borrower signed by an Authorized Officer of the Borrower (i) certifying that as of the date hereof (A) there exists no Default and (B) the representations and warranties made by the Borrower in the Credit Agreement are true and correct, and (ii) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Specified Extension; and
3.3.all fees required to be paid on the Amendment Effective Date, and all expenses for which invoices have been presented (including the reasonable and documented fees and expenses of legal counsel).
4.Representations and Warranties and Reaffirmations of the Borrower.
4.1.The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally, and (ii) no Default or Event of Default has occurred and is continuing.
4.2.Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.
5.Reference to the Effect on the Credit Agreement.
5.1.Upon the effectiveness of Section 2 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.
5.2.Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
5.3.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.4.Upon satisfaction of the conditions set forth in Section 3 hereof and the execution hereof by the Borrower, the Required Lenders and the Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
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5.5.The Borrower (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party and (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party. Without in any way limiting the foregoing, this Amendment shall not constitute a novation of the Loan Documents or any Obligations thereunder.
5.6.This Amendment shall constitute a Loan Document.
6.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 8.10 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY, as the Borrower

By:	/s/ Paul Mountain
Name:	Paul Mountain
Title:	Vice President, Finance & Treasurer
Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

BARCLAYS BANK PLC, as Agent and as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director
Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

WELLS FARGO BANK , NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Bayne
Name:	Mitchell Bayne
Title:	Vice President
Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

BANK OF AMERICA, N.A, as a Lender

By:	/s/ Christopher J. Heitker
Name:	Christopher J. Heitker
Title:	Director
Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Khawaja Tariq
Name:	Khawaja Tariq
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

MUFG BANK, LTD., as a Lender

By:	/s/ Matthew Bly
Name:	Matthew Bly
Title:	Director
Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph McElhinny
Name:	Joseph McElhinny
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

TRUIST BANK, as a Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

BANK OF MONTREAL, CHICAGO BRNACH, as a Lender

By:	/s/ Michael Cummings
Name:	Michael Cummings
Title:	Managing Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

CITIBANK, N.A., as a Lender

By:	/s/ Hans Y. Lin
Name:	Hans Y. Lin
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Martina Wellik
Name:	Martina Wellik
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

TD BANK, N.A., as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eugene Butera
Name:	Eugene Butera
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement
Arizona Public Service Company (2024)